Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    June 30, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	8/1/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    June 1, 2016 to June 30, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$6,710,616.31	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	576,560.94		6,103,349.04
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$576,560.94		$6,103,349.04

3.	Cash Disbursements
	Operations	1,040,298.86		9,678,276.93
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		215,948.09
	Other	0		0

	Total Cash Disbursements	$1,040,298.86		$9,894,225.02

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(463,737.92)		(3,790,875.98)

5.	Ending Cash Balance (to Form 2-C)	$6,246,878.39	(2)	$6,246,878.39	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	6,018,218.63

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	None	0.00

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	228,659.76

TOTAL (must agree with Ending Cash Balance above)		$6,246,878.39	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    June 1,  2016 to June 30,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
6/03/2016	Omimex Petroleum Inc	Revenue - non-operated properties	$55.41
6/03/2016	Jackal Oil Company	Joint interest billing reimbursement	10.63
6/03/2016	HHE - AS - 2005	Joint interest billing reimbursement	21.27
6/03/2016	Continental Resources, Inc.	Revenue - non-operated properties	1,533.95
6/03/2016	Peak Powder River Resoures LLC	Revenue - non-operated properties	219.90
6/03/2016	Chevron U.S.A. Inc.	Revenue - non-operated properties	644.17
6/03/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	34.61
6/03/2016	Thunder Oil and Gas	Joint interest billing reimbursement	8.01
6/03/2016	Bissell Oil Company	Joint interest billing reimbursement	85.43
6/03/2016	Bank of North Dakota	Interest income	7.48
6/03/2016	Eighty-Eight Oil LLC	Revenue - non-operated properties	126.83
6/03/2016	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	27.35
6/03/2016	Wells Fargo Bank West	Interest income	0.18
6/03/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	2,421.71
6/10/2016	Providence Energy Corp.	Joint interest billing reimbursement	34.75
6/10/2016	EOG Resources, Inc.	Revenue - non-operated properties	3.79
6/10/2016	Aethon Energy Operating LLC	Revenue - non-operated properties	627.12
6/10/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	43.44
6/10/2016	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	107.91
6/10/2016	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	132.95
6/10/2016	The VM Partnership,LLLP	Joint interest billing reimbursement	29.04
6/10/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	890.57
6/10/2016	Oasis Petroleum North America	Revenue - non-operated properties	1,095.97
6/10/2016	BreitBurn Operating LP	Revenue - non-operated properties	2,442.75
6/10/2016	Carbon Creek Energy, LLC	Revenue - non-operated properties	507.73
6/17/2016	EOG Resources, Inc.	Revenue - non-operated properties	43.80
6/17/2016	John Lockridge	Joint interest billing reimbursement	1,084.94
6/17/2016	Chinn Family LTD Partnership	Joint interest billing reimbursement	32.33
6/24/2016	Plains Marketing, L.P.	Revenue - operated properties	325.05
6/23/2016	Warren Resources	Joint interest billing reimbursement	59,603.46
6/24/2016	XTO Energy	Revenue - non-operated properties	2,027.81
6/24/2016	Cimarex Energy Co.	Revenue - non-operated properties	125.04
6/24/2016	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	86.71
6/24/2016	Black Bear Oil Corp.	Revenue - non-operated properties	1.08
6/24/2016	Shell Trading	Revenue - non-operated properties	19,021.73
6/24/2016	John Lockridge	Joint interest billing reimbursement	824.37
6/24/2016	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	137.44
6/24/2016	Chinn Family LTD Partnership	Joint interest billing reimbursement	43.47
6/24/2016	ConocoPhillips Company	Revenue - non-operated properties	7,143.59
6/24/2016	XTO Energy	Revenue - non-operated properties	425.00
6/29/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	2,861.40
6/29/2016	HHE - AS - 2005	Joint interest billing reimbursement	6.52
6/29/2016	GMT Exploration Co., LLC	Revenue - non-operated properties	402.95
6/29/2016	Peak Powder River Resoures LLC	Revenue - non-operated properties	228.87
6/29/2016	SM Energy	Revenue - non-operated properties	3,450.80
6/29/2016	Moncrief Royalty Account	Revenue - non-operated properties	102.88
6/29/2016	Thunder Oil and Gas	Joint interest billing reimbursement	2.46
6/29/2016	Jackal Oil Company	Joint interest billing reimbursement	3.26

6/29/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	10.61
6/29/2016	SM Energy	Revenue - non-operated properties	1,455.63
6/29/2016	Petro Harvester	Revenue - non-operated properties	91.96
6/29/2016	The VM Partnership,LLLP	Joint interest billing reimbursement	17.54
6/30/2016	Summit Energy LLC	Revenue - operated and non-op	465,887.29

		Total Cash Receipts	$576,560.94	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    June 1,  2016 to June 30,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
06/01/2016	45498	Alsco	Field operating expenses	$326.23
06/01/2016	45499	Alyssa Beard	Employee expense reimbursement	662.90
06/01/2016	45500	Cassidy Mikesell, D.B.A	Field operating expenses	2,540.00
06/01/2016	45501	Complete Energy Services, Inc.	Field operating expenses	576.00
06/01/2016	45502	DNOW03	Field operating expenses	2,361.24
06/01/2016	45503	Davis Family Inc.	Field operating expenses	518.83
06/01/2016	45504	Gary Grinsfelder	Employee expense reimbursement	1,789.69
06/01/2016	45505	High Country Search Group	General and administrative expenses	7,200.00
06/01/2016	45506	John McDiffett	Employee expense reimbursement	292.69
06/01/2016	45507	KLX Energy Services LLC	Field operating expenses	3,208.51
06/01/2016	45508	Mel's Water Service, Inc.	Field operating expenses	232.88
06/01/2016	45509	Rocky Mountain Power	Field operating expenses	129,058.15
06/01/2016	45510	Rocky Mountain Power	Field operating expenses	725.79
06/01/2016	45511	Rocky Mountain Power	Field operating expenses	234.44
06/01/2016	45512	Rosemont WTC Denver	Rents and leases	7,500.00
06/01/2016	45513	Staples Advantage	General and administrative expenses	54.46
06/01/2016	45514	United Site Services of NV,Inc	Field operating expenses	565.98
06/01/2016	45515	Winchester Well Service, Inc.	Field operating expenses	14,998.24
06/07/2016	45516	Gary Grinsfelder	Employee expense reimbursement	4,587.29
06/08/2016	45517	Anne Wilcoxson	Payment of royalties/overrides	162.72
06/08/2016	45518	Belinda R. Ervin	Payment of royalties/overrides	81.36
06/08/2016	45519	Charlene A. Carpenter	Payment of royalties/overrides	138.85
06/08/2016	45520	Corinthian Believer Fellowship	Payment of royalties/overrides	650.88
06/08/2016	45521	D. L. Carpenter	Payment of royalties/overrides	68.34
06/08/2016	45522	Janice Bacon Walker	Payment of royalties/overrides	162.72
06/08/2016	45523	Kfrt	Payment of royalties/overrides	57.84
06/08/2016	45524	Lubnau, LLC	Payment of royalties/overrides	136.69
06/08/2016	45525	M. G. Cook	Payment of royalties/overrides	68.34
06/08/2016	45526	Mullinnix LLC	Payment of royalties/overrides	593.03
06/08/2016	45527	Paula Kay Herzog	Payment of royalties/overrides	81.36
06/08/2016	45528	Wesley R. Clark	Payment of royalties/overrides	162.72
06/08/2016	45529	William C. Eiland	Payment of royalties/overrides	325.44
06/10/2016	45530	All American Records	General and administrative expenses	167.27
06/10/2016	45531	C&G Roustabout Services, LLC	Field operating expenses	3,716.28
06/10/2016	45532	Comcast	General and administrative expenses	141.00
06/10/2016	45533	Culligan, Inc.	General and administrative expenses	29.00
06/10/2016	45534	DNOW03	Field operating expenses	3,923.33
06/10/2016	45535	Homax Oil Sales Inc.	Field operating expenses	1,469.35
06/10/2016	45536	James T. Albi	Employee expense reimbursement	429.09
06/10/2016	45537	PayFlex Systems USA, Inc.	General and administrative expenses	5,000.00
06/10/2016	45538	REDDOG Systems Inc.	General and administrative expenses	469.00
06/10/2016	45539	Samantha Quenzer	Employee expense reimbursement	229.75
06/10/2016	45540	Weatherford Artifical Lift	Field operating expenses	32,813.33

06/15/2016	45541	Weatherford Artifical Lift	Field operating expenses	2,497.82
06/16/2016	45542	Alsco	Field operating expenses	298.80
06/16/2016	45543	Davis Family Inc.	Field operating expenses	518.83
06/16/2016	45544	KLX Energy Services LLC	Field operating expenses	993.75
06/16/2016	45545	Lindquist & Vennum LLP	Legal and professional fees - Debtor	49,145.41
06/16/2016	45546	Neofirma, Inc.	General and administrative expenses	1,206.00
06/16/2016	45547	Norco	Field operating expenses	320.21
06/16/2016	45548	Office of State Lands & Invest	Royalties	3,001.33
06/16/2016	45549	Oil & Gas Conservation Comm.	Production taxes	188.76
06/16/2016	45550	PDS Energy Information Inc.	General and administrative expenses	212.25
06/16/2016	45551	PMI, Inc.	Field operating expenses	55.80
06/16/2016	45552	REDDOG Systems Inc.	General and administrative expenses	983.00
06/16/2016	45553	RapidScale, Inc.	Field operating expenses	250.00
06/16/2016	45554	Rawlins Automotive, Inc.	Field operating expenses	326.04
06/16/2016	45555	Skyline Motors Inc.	Field operating expenses	694.49
06/16/2016	45556	Staples Advantage	General and administrative expenses	456.21
06/16/2016	45557	Tin Boy Garage, LLC	Field operating expenses	147.12
06/16/2016	45558	Union Telephone Company	Field operating expenses	872.19
06/16/2016	45559	Valley Backhoe & Construction	Field operating expenses	2,713.35
06/16/2016	45560	Verizon Wireless	Field operating expenses	75.45
06/16/2016	45561	Winchester Well Service, Inc.	Field operating expenses	8,992.48
06/16/2016	45562	Wyoming Depart of Revenue	Production taxes	22,650.58
06/23/2016	45563	Alsco	Field operating expenses	298.80
06/23/2016	45564	Anadarko E&P Onshore LLC	Joint interest billing payment	2,647.88
06/23/2016	45565	Atlas Automation	Field operating expenses	1,834.00
06/23/2016	45566	Barry W. Spector	Legal and professional fees - Debtor	187.50
06/23/2016	45567	Bayswater Exploration & Prod	Joint interest billing payment	2.48
06/23/2016	45568	Burlington Resources	Joint interest billing payment	23,431.11
06/23/2016	45569	CME, Inc.	General and administrative expenses	347.15
06/23/2016	45570	CSI Compressco Inc.	Field operating expenses	17,111.71
06/23/2016	45571	Cassidy Mikesell, D.B.A	Field operating expenses	1,760.00
06/23/2016	45572	Chaco Energy Co.	Joint interest billing payment	1,343.69
06/23/2016	45573	Chevron USA, Inc.	Joint interest billing payment	715.20
06/23/2016	45574	Complete Energy Services, Inc.	Field operating expenses	4,293.00
06/23/2016	45575	Computershare Trust Co, Inc.	General and administrative expenses	560.35
06/23/2016	45576	Continental Resources, Inc.	Joint interest billing payment	75.87
06/23/2016	45577	DNOW03	Field operating expenses	756.69
06/23/2016	45578	Dubois Telephone Exchange	Field operating expenses	269.73
06/23/2016	45579	Dustin Habel	Employee expense reimbursement	79.41
06/23/2016	45580	Forestar Petroleum Corp.	Joint interest billing payment	3,012.00
06/23/2016	45581	GMT Exploration Comp. LLC	Joint interest billing payment	793.06
06/23/2016	45582	KLX Energy Services LLC	Field operating expenses	1,020.25
06/23/2016	45583	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	30.93
06/23/2016	45584	Konica Minolta	General and administrative expenses	870.22
06/23/2016	45585	LC Resources LLC	General and administrative expenses	3,125.00
06/23/2016	45586	Moncrief Royalty Account	Joint interest billing payment	307.15
06/23/2016	45587	Montex Drilling Company	Joint interest billing payment	1,393.41
06/23/2016	45588	Nathan Habel	Employee expense reimbursement	161.04

06/23/2016	45589	Neofirma, Inc.	General and administrative expenses	795.00
06/23/2016	45590	Omimex Petroleum Inc	Joint interest billing payment	153.06
06/23/2016	45591	PRE Resources Rockies, L.P.	Joint interest billing payment	451.67
06/23/2016	45592	Robidoux Oilfield Services	Field operating expenses	757.82
06/23/2016	45593	Skyline Motors Inc.	Field operating expenses	49.60
06/23/2016	45594	Statoil Oil & Gas LP	Joint interest billing payment	3,999.75
06/23/2016	45595	Support.com, Inc.	General and administrative expenses	2,193.00
06/23/2016	45596	Todd Hathaway	General and administrative expenses	700.00
06/23/2016	45597	Tracy A Jansen	Employee expense reimbursement	125.73
06/23/2016	45598	True Value of Rawlins	Field operating expenses	4.77
06/23/2016	45599	United Site Services of NV,Inc	Field operating expenses	341.52
06/23/2016	45600	United Supply of the Rockies	Field operating expenses	320.31
06/23/2016	45601	Warren Resources	Joint interest billing reimbursement	92,499.94
06/23/2016	45602	Winchester Well Service, Inc.	Field operating expenses	12,956.86
06/27/2016	45603	New Tech Global Ventures, LLC	Field operating expenses	5,000.00
06/27/2016	45604	The Perforators LLC	Field operating expenses	1,800.00
06/27/2016	45605	Weatherford Artifical Lift	Field operating expenses	10,424.21
06/28/2016	45606 - void	Wyoming Department of	General and administrative expenses	0.00
06/30/2016	45607	Winchester Well Service, Inc.	Field operating expenses	23,718.88
06/30/2016	45608	United Site Services of NV,Inc	Field operating expenses	889.00
06/30/2016	45609	Union Telephone Company	Field operating expenses	929.34
06/30/2016	45610	Rocky Mountain Power	Field operating expenses	594.83
06/30/2016	45611	Rocky Mountain Power	Field operating expenses	147.51
06/30/2016	45612	Rocky Mountain Power	Field operating expenses	118,428.89
06/30/2016	45613	Powder River Energy Group	Field operating expenses	352.28
06/30/2016	45614	Northern Lights Energy	Field operating expenses	2,390.30
06/30/2016	45615	Medallion Ventures Phase I	Field operating expenses	10,760.30
06/30/2016	45616	Homax Oil Sales Inc.	Field operating expenses	1,474.18
06/30/2016	45617	Complete Energy Services, Inc.	Field operating expenses	4,293.00
06/30/2016	45618	C&G Roustabout Services, LLC	Field operating expenses	1,424.16
06/30/2016	45619	Baggs Solid Waste Disposal Dis	Field operating expenses	825.00
06/30/2016	45620	Atlas Automation	Field operating expenses	1,768.50
06/30/2016	45621	Arthur J. Gallagher	General and administrative expenses	16,471.00
06/30/2016	45622	Alyssa Beard	Employee expense reimbursement	250.00
06/30/2016	45623	Rosemont WTC Denver	Rents and leases	7,500.00
06/01/2016	debit card	CED Inc.	Field operating expenses	991.42
06/02/2016	debit card	Standard Parking, Inc	General and administrative expenses	855.00
06/13/2016	debit card	Avis Car Rental	General and administrative expenses	18.83
06/15/2016	debit card	Fed Ex	General and administrative expenses	22.21
06/01/2016	debit card	Clark Solutions	Field operating expenses	89.73
06/01/2016	debit card	Flogistix - Wyoming, LLC	Field operating expenses	3,417.64
06/01/2016	debit card	GoToMyPC	Field operating expenses	90.23
06/02/2016	debit card	Towne Park	General and administrative expenses	1,382.99
06/03/2016	debit card	Start Meeting	General and administrative expenses	26.90
06/06/2016	debit card	Avis Car Rental	General and administrative expenses	143.52
06/06/2016	debit card	Avis Car Rental	General and administrative expenses	143.52
06/06/2016	debit card	Clarion Inn & Suites	General and administrative expenses	80.27
06/06/2016	debit card	Clarion Inn & Suites	General and administrative expenses	80.27
06/06/2016	debit card	Clarion Inn & Suites	General and administrative expenses	80.27

06/06/2016	debit card	Clarion Inn & Suites	General and administrative expenses	80.27
06/08/2016	debit card	Flogistix - Wyoming, LLC	Field operating expenses	368.08
06/20/2016	debit card	Fed Ex	General and administrative expenses	16.54
06/20/2016	debit card	Fed Ex	General and administrative expenses	16.54
06/21/2016	debit card	Wyoming Secretary of State	General and administrative expenses	52.00
06/23/2016	debit card	Western Wyoming Comm. College	General and administrative expenses	1,650.00
06/28/2016	debit card	CED Inc.	Field operating expenses	351.92
06/29/2016	debit card	Calibration Tech. & Supply Inc	Field operating expenses	1,017.16
06/30/2016	debit card	Fed Ex	General and administrative expenses	49.60
06/28/2016	wire	Department of the Interior	Royalties - May 2016	50,391.08
06/02/2016	wire	Discovery	Payroll - 6/3/16	96,187.82
06/16/2016	wire	Discovery	Payroll - 6/17/16	85,401.38
06/30/2016	wire	Discovery	Payroll - 7/1/16	80,964.75

			Total Cash Disbursements	$1,040,298.86	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    June 30,  2016

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$6,246,878	$10,037,754
Accounts Receivable (from Form 2-E)		1,049,418	1,843,543
Receivable from Officers, Employees, Affiliates		(145,521)	408,716
Inventory		2,064,677	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,027	303,393
	Prepaid expenses and deposits	340,330	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$9,838,809	$15,501,971

Fixed Assets (at cost):
Land		$1,169,013	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,331,392	166,099,098
Total Fixed Assets		167,500,405	167,268,109
Less: Accumulated Depreciation		(112,304,230)	(107,050,551)
Net Fixed Assets		$55,196,175	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	104,484	104,484
TOTAL ASSETS		$70,411,986	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$770,591	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		396,700	-
Post-petition Taxes Payable (from Form 2-E)		367,952	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	184,615	-
	Other accrued liabilities and expenses	533,585	-
Total Post Petition Liabilities		$2,253,443	$2,548

Pre Petition Liabilities:
Secured Debt		40,889,515	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,450,481	11,429,928
Total Pre Petition Liabilities		51,451,275	54,482,954

TOTAL LIABILITIES		$53,704,718	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(9,898,642)	-
TOTAL OWNERS' EQUITY		$16,707,268	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$70,411,986	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    June 1,  2016 to June 30,  2016

	Current Month		Accumulated Total (1)

Gross Operating Revenue	$704,164		$5,198,173
Less: Discounts, Returns and Allowances	0		0

Net Operating Revenue	$704,164		$5,198,173

Cost of Goods Sold	744,106		6,148,065

Gross Profit	$(39,942)		$(949,892)

Operating Expenses:
Officer Compensation	$42,306		$472,284
Selling, General and Administrative	156,892		1,068,549
Rents and Leases	7,500		90,163
Depreciation, Depletion and Amortization	456,021		5,253,680
Other (list):	0		0
	0		0

Total Operating Expenses	$662,719		$6,884,676

Operating Income (Loss)	$(702,661)		$(7,834,568)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0		$0
Gains (Losses) on Sale of Assets	0		(217,122)
Interest Income	47		3,488
Interest Expense	(74,708)		(705,898)
Other Non-Operating Income	0	0	0

Net Non-Operating Income or (Expenses)	$(74,661)		$(919,532)

Reorganization Expenses
Legal and Professional Fees	$77,500		$1,144,542
Other Reorganization Expense	0		0

Total Reorganization Expenses	$77,500		$1,144,542

Net Income (Loss) Before Income Taxes	$(854,822)		$(9,898,642)

Federal and State Income Tax Expense (Benefit)	0		0

NET INCOME (LOSS)	$(854,822)		$(9,898,642)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    June 1,  2016 to June 30,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	20,687	(20,687)	$ -
Employee FICA taxes withheld	$ -	10,305	(10,305)	$ -
Employer FICA taxes	$ -	10,504	(10,504)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -	190	(190)	$ -
Other:_state income tax withheld	$ -	3,321	(3,321)	$ -
Local
Personal property taxes	$ 257,143	45,353		$ 302,497
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 49,999	38,393	(22,937)	$ 65,455
			Total unpaid post-petition taxes	$ 367,952

(1)  For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2016	10/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2016	10/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2016	10/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	7/1/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    June 1,  2016 to June 30,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				90,827	90,827
Post-petition receivables	888,107	47,244	174	23,066	958,591
Total	888,107	47,244	174	113,893	1,049,418

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	130,750	211,230	88,814	339,797	770,591
Other Payables
Total	130,750	211,230	88,814	339,797	770,591

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel	$ 23,376	$ 15,000			$ 118,293
Counsel for Unsecured
Creditors' Committee		$ 7,500			$ 58,010
Trustee's Counsel
Accountant
Creditor Counsel	$ 190,286	$ 30,000			$ 80,000
Creditor Advisors	$ 14,998	$ 25,000			$ 85,000
Other:		$ 24,899	($49,333)		$ 55,397
Total	$ 228,660	$ 102,399	($49,333)		$ 396,700
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Charles Chambers	Chief Executive Officer		Compensation - 6/3		$ 11,538
Gary Grinsfelder	Chief Operating Officer		Compensation - 6/3, 6/17		15,384
Gary Grinsfelder	Chief Operating Officer		Expense reimbursement		6,377
Adam Fenster	Chief Financial Officer		Compensation - 6/3, 6/17		15,384

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           June 30,  2016

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016	$	$ 1,537,156
February	2016		$ 933,669
March	2016		$ 1,103,173

TOTAL 1st Quarter		$	$ 3,573,997		$10,400	45336	April 22, 2016

April	2016	$	$ 784,908
May	2016		$ 1,126,798
June	2016		$ 1,040,299

TOTAL 2nd Quarter		$	$ 2,952,005		$9,750	45707	July 21, 2016

July		$	$ 0
August			$ 0
September			$ 0

TOTAL 3rd Quarter		$	$ 0	$

October	2015	$	$ 0
November	2015		$ 398,425
December	2015		$ 2,969,798

TOTAL 4th Quarter		$	$ 3,368,223		$10,400	43938	January 27, 2016

FEE SCHEDULE (as of JUNE 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    June 30,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from June 1st through June 30th, there were no unusual or non-recurring accounting transactions reflected in the accompanying financial statements.

The Debtor continues to realize cost savings in general and administrative expenses, as well as in certain field operating expenses, as a result of the realignment of its staff and other steps taken to reduce costs.

The Debtor continues discussions with the secured lenders about their desired plans to move forward. Once agreement has been reached regarding such plans, the Plan already submitted by the Debtor will be modified or amended, as needed. In the interim, the Debtor continues to operate normally.

Rev. 1/15/14